UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 11, 2006

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Paso Robles, CA - December 11, 2006 -- Heritage Oaks Bancorp (Nasdaq: HEOP), parent company of Heritage Oaks Bank, announced the retirement of Dr. B. R. Bryant from its Board of Directors. Bryant will retire as Chairman and as a director of the Company and its subsidiary, Heritage Oaks Bank, effective at the annual meeting scheduled for May 24, 2007. A copy of a press release announcing Bryant’s planned retirement is attached to this 8-K as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
 (d)          Exhibits
99.1 Press Release dated December 11, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2006

Heritage Oaks Bancorp

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 11, 2006